UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Alpha Healthcare Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A common stock	ALPAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value	ALPA	The NASDAQ Stock Market LLC
Redeemable warrants to acquire one share of Class A common stock included as part of the Units	ALPAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 22, 2021, Alpha Healthcare Acquisition Corp. III (the “Company”) filed its Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”), which included in Note 2, Revision to Previously Reported Financial Statements (“Note 2”), a discussion of the revision to a portion of the Company’s previously issued financial statements for the classification of its Class A common stock subject to redemption issued as part of the units sold in the Company’s initial public offering (“IPO”). As described in Note 2, upon its IPO, the Company incorrectly classified the Class A common stock issued in connection with the Company’s IPO as permanent equity instead of temporary equity. As a result, management corrected the error by revising all Class A common stock subject to redemption as temporary equity. As described in Note 2, the impact of the error correction was a $9.0 million increase in Class A common stock subject to possible redemption included within temporary equity and a decrease of $9.0 million in total stockholders’ equity, with decreases of $5.0 million in additional paid-in-capital and $4.0 million in accumulated deficit, respectively. Originally, the Company determined the changes were not qualitatively material to the Company’s previously issued financial statements and revised its previously financial statements in Note 2 to its Q3 Form 10-Q.

In addition to the above, the Company has identified an error resulting from the misclassification of the underwriter’s over-allotment option as equity within the audited balance sheet as of July 29, 2021 included in the Company’s Form 8-K, filed on August 4, 2021 (the “August 2021 8-K”). The impact of the error correction was the establishment of the overallotment liability of $0.2 million, with a corresponding decrease in accumulated deficit of $0.2 million. The Company also identified 225,000 Founders shares transferred to certain investors at the IPO date as a compensation for their commitment to purchase the Public Units sold in the IPO resulting in an understatement of offering costs by $1 million and the omitted disclosure of 600,900 of Founders shares transferred to certain investors at the IPO date as a compensation for their commitment to purchase the Public Units sold in the IPO with a fair value of $5.27 per share and subject to forfeiture if the investors sell their Units prior to the closing of the initial Business Combination. The Company also identified an understatement of other offering costs with the corresponding understatement of accrued offering costs amounting to $0.1 million. The Company also omitted to disclose the transfer on July 27, 2021, of 25,000 shares of Class B common stock to each of the three independent director nominees as compensation for their service on the board of directors with an aggregate grant date fair value of the award amounted to approximately $394,000. Since no expense was recognized through July 29, 2021, this error has no impact on the balance sheet as of July 29, 2021 included in the August 2021 8-K.

Finally, the Company has identified an error resulting from the misclassification of the underwriter’s over-allotment option as equity within the unaudited condensed statements of operations for the three months ended September 30, 2021 and the period from January 21, 2021 (inception) to September 30, 2021 included in the Q3 Form 10-Q. The impact of the error correction was the recording of $127,035 gain on expiration of overallotment option and $2,923 change in fair value of overallotment liability for both periods. The Company also omitted to disclose the transfer on July 27, 2021, of 25,000 shares of Class B common stock to each of the three independent director nominees as compensation for their service on the board of directors with an aggregate grant date fair value of the award amounted to approximately $394,000. Since no expense was recognized through September 30, 2021, this error has no impact on the unaudited condensed financial statements as of September 30, 2021 included in the Q3 Form 10-Q.

On September 9, 2022, upon consideration of the nature of the changes described above, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that the Company’s previously issued (i) audited balance sheet as of July 29, 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 4, 2021; and (ii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 22, 2021 (collectively, the “Affected Periods”), should be restated and should no longer be relied upon. Similarly, other communications describing the Company’s financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

In light of the foregoing, the audit committee of the board of directors of the Company determined that it is appropriate to file (i) an amendment to the Company’s Current Report on Form 8-K, filed with the SEC on August 4, 2021; and (ii) an amendment to the Company’s Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 22, 2021, including a restated Note 2 to the unaudited interim financial statements, as soon as practicable.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

The Company’s management has concluded that in light of the errors described above, a material weakness existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The audit committee of the board of directors of the Company has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2022	ALPHA HEALTHCARE ACQUISITION CORP. III

	By:	/s/ Patrick A. Sturgeon
	Name:	Patrick A. Sturgeon
	Title:	Chief Financial Officer

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